SCHEDULE 14A
                         (Rule 14a-101)
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

            Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934


Filed by the Registrant []
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Section 240.14a-6(e)(2))
[]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

                           The Chapman Funds, Inc.
        (Name of Registrant as Specified in its Charter)
            ________________________________________
  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):
[]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
14a-6(i)(2) or Item 22(a)(2) of
       Schedule 14A.
[   ]  $500 per each party to the controversy pursuant to
Exchange Act Rule 14a-(6)(i)(3).
[   ]  Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.
   (1)Title of each class of securities to which transaction applies:

   (2)Aggregate number of securities to which transaction applies:

   (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)Proposed maximum aggregate value of transaction:

    (5)    Total fee paid:
      __________________________________________________________
      ____
[   ]   Fee paid previously with preliminary materials:
   _____________________________________________________________
   _____
[   ]   Check box if any part of the fee is offset as provided
   by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
   (1)  Amount Previously Paid:

   (2)  Form, Schedule or Registration Statement No.:

   (3)  Filing Party:

   (4)  Date Filed:

                     THE CHAPMAN FUNDS, INC.
                      401 East Pratt Street
                   Baltimore, Maryland  21202


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     An Annual Meeting of Stockholders of The Chapman Funds, Inc.
(the  "Company"), will be held at The Chapman Co., 401 East Pratt
Street,  Baltimore, Maryland, on April 22, 1996,  at  11:00  a.m.
local time to act on the following matters:

                     1.    Election of directors to  serve  until
               their successors are elected and qualify;

                    2.   Ratification of the selection of Ernst &
               Young as independent auditors for the Company; and

                    3. Such other business as may properly come before the meeting.

      Only stockholders of record at the close of business on March 22, 1996, are entitled to notice of and to vote at such meeting or any adjournments thereof.




March 29, 1996                     Sincerely,



                                   /s/ BONNIE S. GILLETTE
                                   Bonnie S. Gillette
                                   Secretary



Please mark, sign and date the enclosed proxy and return it promptly in the enclosed envelope. If you attend the meeting and wish to vote in person, you may revoke your proxy.

                     THE CHAPMAN FUNDS, INC.
                      401 East Pratt Street
                   Baltimore, Maryland  21202



                         PROXY STATEMENT

                 Annual Meeting of Stockholders
                         April 22, 1996


     The enclosed proxy is solicited by the Board of Directors of The Chapman Funds, Inc. (the "Company") for use at the annual meeting of stockholders of the Company to be held on April 22, 1996. This Proxy Statement was first mailed to stockholders on March 29, 1996.

      Proxies will be solicited by mail and may be solicited in person or by telephone by directors, officers and employees of the Company. Nominees will, upon request, be supplied with additional proxy materials and will be reimbursed by the Company for their reasonable expenses in sending these materials to their principals. The cost of printing and mailing this notice and proxy statement and proxy form and of soliciting proxies will be borne by the Company.

      Management knows of no business to be brought before the meeting except as set forth in the notice of the meeting. If any other matters should come before the meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment.

      A stockholder may revoke his proxy by notifying the Company in writing prior to the meeting, by subsequently executing another proxy or by attending the meeting and giving oral notice of revocation to the Chairman of the meeting.

      Stockholders are urged to return their proxies promptly in order to ensure action by a quorum and to avoid the expense of additional solicitation.

      The Company will furnish, without charge, a copy of the annual report to any shareholder upon request. Any such request should be directed to Lisa Fullagar, The Chapman Funds, Inc., 401 East Pratt Street, Baltimore, Maryland 21202, telephone (800) 752-1013.

     Stockholders of record at the close of business on March 22, 1996, are entitled to vote at the meeting ("record date"). On the record date the Company had outstanding 43,894,338 shares of The Chapman US Treasury Money Fund and no shares of The Chapman Institutional Cash Management Fund (each a "Fund"). Stockholders of each Fund are entitled to one vote for each share held and will vote as a single class on each matter to be considered at the meeting. The presence in person or by proxy of the holders of one-third of the shares entitled to vote at the meeting is required to constitute a quorum for the transaction of business.

                     PRINCIPAL STOCKHOLDERS

      The following table sets forth the name and the number and percentage of the outstanding shares of The Chapman U.S. Treasury Money Fund owned beneficially by each person who owned beneficially 5% or more of the outstanding shares on March 22, 1996, the latest practicable date. No shares of The Chapman Institutional Cash Management Fund were outstanding on that date.

            ACCOUNT NAME               TOTAL SHARES       %
Bank Of New York                      4,028,727.79       9.18%
Trst  Prince  Georges  County  Solid
Waste
101 Barclay St., 21st Floor
Corporate Trust Administration
New York, New York  10286

Maryland Teachers & State             8,601,972.70      19.60%
  Employees Supplemental Ret Agency
320 N. Eutaw Street, 4th Floor
Baltimore, Maryland  21201

City  Of  Philadelphia  Consolidated  10,000,000.00     22.78%
Cash
City Of Treasurer's Office
640 Msb, 1404 Jfk Boulevard
Philadelphia, Pa  19102-1681

Treasurer, State Of Mississippi       5,000,000.00      11.39%
Po Box 138
Jackson, Ms  39205

Chapman Capital Management, Inc.      3,768,700.78       8.59%
Fbo  Birmingham Retirement &  Relief
Sys
401 E. Pratt Street, 28th Floor
Baltimore, Md  21202

School District Of Philadelphia       2,594,000.03       5.91%
Treasurer's Office Rm 804
21 Street And The Parkway
Philadelphia, Pennsylvania  19103

Total of Accounts Holding Less  than  9,900,936.79      22.55%
5%

TOTAL FUND SHARES                     43,894,338.19    100.00%

                    1.  ELECTION OF DIRECTORS

      Nine directors are to be elected at the meeting. The Board of Directors has nominated the persons named below for election as directors.

          Mr.  Nathan A. Chapman,  Ms.      Lottie      H.
          Jr.                      Shackelford
          Mr. Wilfred Marshall     Mr. David E. Rivers
          Mr. James B. Lewis       Mr. Ronald A. White
          Dr. Levi Watkins, Jr.    Dr. Benjamin Hooks
          Dr. Joseph Quash

      Unless directed to the contrary, proxies will be voted for the election of such nominees.

      In accordance with Maryland law and the Company's Bylaws, the Company does not expect to hold annual meetings of stockholders unless the election of directors is required by law. The Investment Company Act of 1940 requires a meeting of stockholders for election of directors to fill vacancies when less than a majority of the directors then in office were elected by the stockholders. The directors elected at this meeting will serve until their successors have been elected and qualify or until their earlier death, resignation or removal. Any vacancies on the Board will be filled by the remaining directors, subject to the requirements of the Investment Company Act of 1940.

      Each nominee has consented to the nomination and has agreed to serve if elected. If any of the nominees should not be available for election, the persons named as proxies may vote for other persons in their discretion. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

      The name and age, positions held with the Company and principal occupation for the past five years of each nominee are set forth below:

                  POSITIONS(S)
                    HELD WITH          PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS   REGISTRANT    AGE     DURING PAST 5 YEARS

*Nathan A.           Nominee      38  President, Chief Executive
Chapman, Jr.         for              Officer and Treasurer
401 E. Pratt St.,    Director         since 1986 of The Chapman
28th Flr             and              Co., the Funds'
Baltimore, MD        President        distributor, and President
21202                                 and Chief Executive
                                      Officer of Chapman Capital
                                      Management, Inc., the
                                      Funds' advisor, since
                                      1988.  President, Chairman
                                      of the Board of Directors
                                      and Director of DEM, Inc.
                                      (a closed-end investment
                                      company managed by the
                                      advisor) since 1995.

James B. Lewis       Nominee      48  City
6117 Carousl NW      for              Administrator/Manager,
Albuquerque, NM      Director         City of Rio Rancho, New
87120                                 Mexico since March 1996,
                                      Chief Clerk-State
                                      Corporation Commission
                                      from April 1995 to March
                                      1996, Chief of Staff,
                                      Office of the Governor
                                      from Jan. 1991 to April
                                      1995.  New Mexico State
                                      Treasurer, December 1985
                                      to January 1991.  County
                                      Treasurer, Bernalillo
                                      County 1982-1985.
                                      Director DEM, Inc.

Wilfred Marshall     Nominee      60  Vice President, Gateway
8929 S. Sepulveda    for              Express Inc. since 1994,
Blvd                 Director         Director, Mayor's Office
Suite 405                             of Small Business
Los Angeles, CA                       Assistance - City of Los
90045                                 Angeles from October 1981
                                      to 1994,  Economic
                                      Development Representative
                                      U.S. Department of
                                      Commerce, Economic
                                      Development Administration
                                      1972 to October 1981.

Lottie H.            Nominee      54  Executive Vice President,
Shackelford          for              Global USA - since 1995,
1720 Abigail         Director         City Director of the City
Street                                of Little Rock, Arkansas,
Little Rock, AK                       1978 to 1995, the City
72201                                 Mayor of Little Rock,
                                      Arkansas, 1987-1989; Vice
                                      Chair, Democratic National
                                      Committee, 1989, Co-Chair,
                                      Democratic National
                                      Committee, 1988.  Director
                                      DEM, Inc.


                                6

*Levi Watkins,       Nominee      32  Associate Professor of
Jr., M.D.            for              Surgery, Johns Hopkins
2411 Boston          Director         University, School of
Street                                Medicine since July, 1984.
Baltimore, MD
21224
Ronald A. White      Nominee      46  President, Ronald A.
1401 Walnut          for              White, P.C. since 1982,
Street               Director         Director DEM, Inc.
Philadelphia, PA
19102

*Dr. Benjamin        Nominee      71  Senior Vice President of
Hooks                for              The Chapman Co., since May
200 Wagner Place     Director         1993.  Executive Director
Memphis, TN                           of the NAACP from 1977 to
38103                                 April 1993.

Dr. Joseph Quash     Nominee      56  Quash - Pinder Cardiology
Capital              for              Associates since 1976.
Cardiology           Director
1160 Varnum St.
NE
Suite 100
Washington, DC
20017

David E. Rivers      Nominee      53  Director of Outreach and
67 Legare Street     for              Community Development,
Charleston, SC       Director         January 1995 to Present;
29401                                 President of Research,
                                      Planning and Management,
                                      January 1991 to Present.
                                      Special Assistant for
                                      Capital Improvements,
                                      Department of Public
                                      Works, April 1989 to
                                      January 1991.


* Directors deemed to be "interested persons" of the Company for purposes of the Investment Company Act of 1940 are indicated by an asterisk. In addition to the positions indicated with the Funds' advisor and distributor, Mr. Chapman is a principal stockholder of the Funds' distributor. Dr. Watkins is the brother of Donald Watkins, a member of the Board of Directors of the Funds' distributor.

                       COMPENSATION TABLE

       (1)            (2)         (3)         (4)        (5)
                               Pension or               Total
                               Retirement  Estimated  Compensati
                   Aggregate    Benefit      Annual    on from
Name of Person    Compensatio  Accrued as   Benefits   Fund and
Position          n From Fund   part of       upon       Fund
                                  Fund     Retiremen   Complex
                                Expenses       t       Paid to
                                                      Directors
Nathan A.
Chapman, Jr.                      -0-         -0-        -0-
Director and      -0-
President

James B. Lewis
Director           3,180.92       -0-         -0-      3,180.92

Wilfred Marshall
Director              -0-         -0-         -0-        -0-

Lottie H.
Shackelford          1,000        -0-         -0-       1,000
Director

Levi Watkins,
Jr., M.D.                         -0-         -0-        -0-
Director          -0-

Ronald A. White
Director                          -0-         -0-        -0-
                  -0-
Dr. Benajmin
Hooks                             -0-         -0-        -0-
Director          -0-

      The Board of Directors of the Company met two times during the fiscal year ended October 31, 1995. Mr. Chapman and Mr. Lewis attended both meetings of the Board; Ms. Shackelford attended one meeting. Mr. Marshall and Dr. Watkins attended no meetings. Messrs. Hooks and White were appointed to the Board at the last meeting of the Board of Directors. The Board of Directors has no committees.

      Directors of the Company who are not officers receive from the Company a fee of $1,000 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

      The names, ages, and positions held with the Company and with the Funds' advisor or distributor, and principal occupation for the past five years of each officer of the Company, in addition to Mr. Chapman, are set forth below:

                             Positions with the Funds' Advisor or
Distributor,
                            Other Positions Held and Principal
Name and Age  With Company  Occupations for the Past Five Years

Valerie     A. Vice         Administrator  of  The  Chapman   Co.
Chapman        President    since March, 1988; Assistant to Vice-
(35)                        President at the First National  Bank
                            of  Maryland, May 1985 to March 1988;
                            Secretary  at  Sinai  Hospital,  July
                            1983 to May 1985.  She is married  to
                            Nathan A. Chapman, Jr.

Bonnie    Shay Secretary    Secretary    of    Chapman    Capital
Gillette                    Management,    Inc.    since    1988;
(43)                        Secretary  of The Chapman  Co.  since
                            February  1987;  Assistant  Secretary
                            of  DEM,  Inc.  since  October  1995;
                            Sales  Assistant, Alex. Brown & Sons,
                            Incorporated, April 1986 to  February
                            1987.

Lynn Ballard   Treasurer    Controller of The Chapman  Co.  since
(53)                        May   1988;   Treasurer  of   Chapman
                            Capital Management, Inc. since  1988;
                            Treasurer of DEM, Inc. since  October
                            1995.


      No director or officer of the Company owns beneficially any shares of either Fund. Mr. Chapman is the principal shareholder of the Funds' distributor. Dr. Hooks and Mr. White each own less than 5% of the outstanding stock of the Funds' distributor. No officer of the Company receives any compensation from the Company.

                     ADDITIONAL INFORMATION

The Advisor

     Chapman Capital Management, Inc. (the "Advisor") acts as the investment advisor and manager for each of the Funds pursuant to an Advisory and Administrative Services Agreement dated May 16, 1989 (the "Advisory Agreement"). Mr. Chapman is Chairman of the Board and a director of the Advisor. The Advisor is a wholly-owned subsidiary of The Chapman Co., the Funds' distributor. The Advisor's address is the same as that of the Company. Mr. Chapman owns 63% of the equity and has the right to cast 71% of the votes entitled to be cast by stockholders of The Chapman Co.

     The Advisor recommends and implements portfolio transactions in accordance with each Fund's investment objectives, policies and limitations and subject to policies of the Board of Directors. During the period November 1, 1994 to October 31, 1995, the total purchases and sales (excluding maturities) of The Chapman US Treasury Money Fund were $4,784,805,634.

      The  Advisor  receives management and  administrative  fees
payable   monthly   in  amounts  equal  to   .005%   and   .001%,
respectively, of each Fund's average daily net assets during  the
preceding  month.   The Advisor has agreed that through  December
31, 1996 it will bear each Fund's expenses (other than income, excise and other taxes and extraordinary expenses) in excess of
 .75% of average daily net assets of the Fund in any year up to the amount of its management and administrative fees from the Fund.

      For the period November 1, 1994 to October 31, 1995, the Advisor received management and administrative fees of $148,368 and $29,674, respectively, with respect to The Chapman US Treasury Money Fund. These amounts are net of fee reductions to cover excess expenses of $66,577 for The Chapman US Treasury Money Fund. These amounts include administrative amounts paid by the Advisor to others for administrative services with respect to the Funds.

Distributor

      The Chapman Co. acts as exclusive underwriter for the Funds on a best-efforts basis. The address of The Chapman Co. is the same as that of the Company. The Chapman Co. sells shares to investors without a sales charge and pays for the expense of preparing and printing sales literature for the Company and the cost of printing prospectuses for prospective stockholders. The Chapman Co. receives no commissions or expenses from the Company or its stockholders for sales of Fund shares and may pay commissions to its sales representatives or to other broker-dealers for sales of Fund shares.

     If a quorum is present, a plurality of the votes cast at the meeting is required for election of a director. Abstentions and broker non-votes will not constitute a vote "for" or "against" any matter but will be counted toward a quorum.

      The  Board  of Directors recommends a vote FOR election  of
each   of  the  nominees  named  above  as  a  director  of   the
Corporation.

                SELECTION OF INDEPENDENT AUDITORS

      Ernst & Young served as independent auditors of the Company for its fiscal year ended October 31, 1995. Ernst & Young have no direct or material indirect interest in the Company, Chapman Capital Management, Inc. or The Chapman Co. At a meeting held on March 21, 1996, a majority of the Company's Directors who are not interested persons of the Company, with the concurrence of a majority of the Board of Directors, selected Ernst & Young as independent auditors of the Company for the current fiscal year, subject to ratification by the stockholders.

      The Board of Directors of the Company has determined that utilizing the services of Ernst & Young, who have extensive experience in auditing mutual funds, is in the best interests of the Company.

       Ernst & Young is not presently expected to have a representative present at the meeting and, therefore, will not make a statement or respond to questions at the meeting.

      The affirmative vote of a majority of the shares voted at the meeting, assuming a quorum is present, is required to ratify the selection of auditors.

     The Board of Directors recommends that the stockholders vote
"FOR" the ratification of the selection of Ernst & Young as independent auditors of the Company.

                      STOCKHOLDER PROPOSALS

      The Company does not expect to hold regular annual meetings of stockholders. A stockholder who wishes to submit a proposal to be considered at a meeting of stockholders should send the proposal to the Company at the address set forth on the first page of this Proxy Statement. It is suggested that proposals be forwarded by certified mail, return receipt requested.


March 29, 1996                     Sincerely,



                                   /s/ BONNIE S. GILLETTE
                                   Bonnie S. Gillette
                                   Secretary

                     THE CHAPMAN FUNDS, INC.
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Nathan A. Chapman, Jr. and Earl
U. Bravo, Sr., or either of them, the proxy or proxies of the undersigned with full powers of substitution, to vote all shares of Common Stock of The Chapman Funds, Inc. held of record by the undersigned at the close of business on March 22, 1996 at the Annual Meeting of Stockholders of the Company to be held on Monday, April 22, 1996 at 11:00 a.m., Eastern Time and at any adjournment or adjournments thereof, upon the matters set forth herein.

 PLEASE MARK YOUR CHOICE IN BLUE OR BLACK INK, PLEASE SIGN, DATE
 AND RETURN THIS PROXY PROMPTLY USING THE ACCOMPANYING ENVELOPE

    Please   If properly executed, the shares represented
    mark     by this proxy will be voted in the manner
    votes    directed herein by the undersigned
    as in    stockholder, or to the extent directions are
    this     not given, such shares will be voted FOR each
    example  of the nominees and each other proposal.

   The Board of Directors recommends a vote "FOR" the nominees listed below and a vote "FOR" Proposals 2 and 3.

                   1.   ELECTION OF DIRECTORS.

                  Nominees:   Nathan A. Chapman, Jr., Wilfred
       Marshall, James B. Lewis, Levi Watkins, Jr., Lottie
        H. Shackelford, David E. Rivers, Ronald A. White,
                 Benjamin Hooks and Joseph Quash

   FOR ALL NOMINEES LISTED       WITHHOLD AUTHORITY FOR
   (EXCEPT AS INDICATED)         ALL NOMINEES LISTED

    To withhold authority to vote for any nominee, write that nominee's name in the space provided.


 _______________________________________________________________
                            _________

                                   For     Against  Abstain
2  RATIFICATION OF APPOINTMENT
 .  OF ERNST & YOUNG AS
   INDEPENDENT AUDITORS.

3  IN THEIR DISCRETION, THE
 .  PROXIES ARE AUTHORIZED TO
   VOTE UPON SUCH OTHER BUSINESS
   AS MAY PROPERLY COME BEFORE
   THE MEETING OR ANY
   ADJOURNMENT THEREOF.

                       MARK HERE FOR
___________________       ADDRESS
____________          CHANGE AND NOTE
                        SUCH CHANGE
___________________       AT LEFT
____________

Please sign. Persons acting in a fiduciary capacity should so indicate. PLEASE NOTE any change of address and supply any missing Zip Code number.


Signature:                         Date:


Signature:                         Date: